UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2020

Code Chain Continent Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Qingnian West Road Hongqiao Building West, 4th Floor Nantong, Jinagsu, China 226001

(Address of Principal Executive Offices) (Zip code)

 +86-0513-8912-3630

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CCNC	Nasdaq Capital Market

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

(b) Pro forma financial Statement

Reference is made to the current reports on Form 8-K filed by TMSR Holding Company Limited (the “Company’) with the U.S. Securities Exchange Commission on January 3, 2020 and January 29, 2020 (the “Prior 8-Ks). As a result of the completion of an acquisition of Sichuan Wuge Network Games Co., Ltd. and as disclosed in the Prior 8-Ks, the Company is filing the financial statements contained in Section (b) below.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of Sichuan Wuge Network Games Co., Ltd. as of and for the fiscal years ended December 31, 2019 and 2018
99.2	Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMSR HOLDING COMPANY LIMITED

Date: May 22, 2020	By:	/s/ Yimin Jin
	Name:	Yimin Jin
	Title:	CEO

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